UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                   Date of Report
                   (Date of earliest event reported):                                                      October 29, 2012

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

           (608) 364-8800
(Registrant’s telephone number)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

The purpose of this Form 8-K/A is to correct an exhibit that was furnished with the Current Report on Form 8-K filed by Regal Beloit Corporation (the “Company”) with the Securities and Exchange Commission on October 30, 2012 (the “Original Filing”).  The exhibit was a news release dated October 29, 2012 reporting the financial results of the Company for the third quarter ended September 29, 2012 (the “News Release”).  Due to an administrative error, the version of the News Release furnished with the Original Filing omitted the table showing net sales for the three and nine months ended September 29, 2012 and October 1, 2011 and the table showing gross profit for the three and nine months ended September 29, 2012 and October 1, 2011.  A corrected version of the News Release including these tables is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	News Release of Regal Beloit Corporation, dated October 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       REGAL BELOIT CORPORATION

          Date:  October 31, 2012                                                                 By: /s/ Peter C. Underwood
                Peter C. Underwood
                Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K/A
Dated October 29, 2012

Exhibit Number	Exhibit Description
99.1	News Release of Regal Beloit Corporation, dated October 29, 2012.